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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 14, 2001

                                    333-26943
                            (Commission File Number)


                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                                         04-3084238
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)


                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                                          62-1427775
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)


 2100 S.W. 71st Terrace
       Davie, FL                                           33317
(Address of Principal Executive Offices)                 (Zip Code)


                                 (954) 577-2660
              (Registrant's Telephone Number, Including Area Code)


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                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.


ITEM 5. OTHER EVENTS

         Moll Industries, Inc. (f/k/a Anchor Advanced Products, Inc.) , a Delaware corporation (the "Company"), announced a restructuring plan which it believes will, in conjunction with its asset disposition strategy, improve utilization levels and accelerate its long-term global expansion goals. The Company expects that these changes will improve the company's customer servicing capabilities and overall financial performance.

         This plan includes the Company's initial entry into Brazil where it has made an investment in Brasmolde-Moll Plasticos S.A. ("Brasmolde") headquartered in Sao Paulo. Brasmolde, a leading Brazilian plastics molder, will serve firms in what the Company believes is a rapidly growing technology sector, particularly firms in the communications and connectivity industries. The Company is also exploring other opportunities in Brazil and expects to penetrate Brazil's other regions and market segments by year end. The Company also expects to move forward on a planned initiative to launch a commercial presence in Mexico by establishing a Mexican sales office in the third quarter.

         In accordance with its plan, the Company has consolidated all of its Crissey, France operations into its Rouvray, France facility. The Company believes that this will improve facility utilization and profitability in its French markets. Equipment from Crissey will be moved to Rouvray to accommodate the incremental volume.

         As part of its domestic plan, the Company is finalizing plans to relocate to a new, larger facility in San Antonio, TX because of significant growth in the Southwestern United States. Over the next four months, the Company believes that the utilization levels of the Austin, TX; Ft. Lauderdale, FL; Nashville, TN and Seagrove, NC plants will be improved by business transferred from the Rochester, NY and Morristown, TN facilities, both of which will be closed. All consolidated plants will be upgraded with equipment from the two closed facilities to accommodate the incremental volume.

         The Company expects that approximately 170 employees have been affected by the restructuring. Certain key managerial personnel and technical managers are being asked to re-locate to the expanded facilities. Those not moving will be offered re-training and job placement guidance.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words or phrases denoting the anticipated results of


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future events, such as "anticipate," "believes," "estimate," "expects," "may,"
"not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of factors over which the Company has no control; and/or (3) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits


     EXHIBIT NO.                            EXHIBIT

        99.1              Press Release of the Company, dated June 14, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOLL INDUSTRIES, INC.




Date: June 15, 2001                              By:  /s/ JAMES T. SPROUSE
                                                      -------------------------
                                                      James T. Sprouse
                                                      Corporate Controller


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ANCHOR HOLDINGS, INC.




Date: June 15, 2001                              By:  /s/ JAMES T. SPROUSE
                                                      -------------------------
                                                      James T. Sprouse
                                                      Corporate Controller


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                                  EXHIBIT INDEX


 EXHIBIT NO.                 EXHIBIT

   99.1                      Press Release of the Company, dated June 14, 2001.